UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 18, 2021

FORTINET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
899 Kifer Road
Sunnyvale, CA 94086
(Address of principal executive offices, including zip code)
(408) 235-7700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	FTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Fortinet, Inc. (“Fortinet”) held on June 18, 2021 (the “Annual Meeting”), there were present, in person or by proxy, holders of 140,708,289 shares of common stock, or approximately 86.2% of the total outstanding shares eligible to be voted. The holders present voted on the three proposals presented at the Annual Meeting as follows:
Proposal One - Election of Directors
Fortinet’s stockholders approved the election of eight directors to Fortinet’s Board of Directors, each to serve for a one-year term expiring at the 2022 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ken Xie	127,430,299	4,233,884	0	9,044,106
Michael Xie	131,250,648	413,535	0	9,044,106
Kelly Ducourty	131,576,968	87,215	0	9,044,106
Kenneth A. Goldman	91,316,486	40,347,697	0	9,044,106
Ming Hsieh	129,622,985	2,041,198	0	9,044,106
Jean Hu	131,375,857	288,326	0	9,044,106
William Neukom	130,642,985	1,021,198	0	9,044,106
Judith Sim	129,509,972	2,154,211	0	9,044,106

Proposal Two - Ratification of Appointment of Independent Registered Accounting Firm
Fortinet’s stockholders ratified the appointment of Deloitte & Touche LLP as Fortinet’s independent registered accounting firm for the fiscal year ending December 31, 2021 by the following votes:

Votes For	Votes Against	Abstentions
139,211,806	1,383,517	112,966

Proposal Three - Advisory Vote on Named Executive Officer Compensation
Fortinet’s stockholders cast their votes with respect to the advisory vote on Fortinet’s named executive officer compensation as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,591,328	10,960,568	112,287	9,044,106

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTINET, INC.

Date: June 23, 2021	By:	/s/ JOHN WHITTLE
John Whittle
Executive Vice President and General Counsel